Exhibit 99.1
FOR IMMEDIATE RELEASE
July 9, 2007
Press Contacts:
Jane Gideon
Incendio International, Inc.
Tel: 415-293-8259
Holly Perez
Intuit Inc
Tel: 650-944-6482
Holly_perez@intuit.com
ACTIVANT SOLUTIONS TO BUY INTUIT ECLIPSE™ DISTRIBUTION
MANAGEMENT SOLUTIONS BUSINESS
Acquisition Augments Activant’s Position in the Wholesale Distribution Segment
LIVERMORE, Calif. and MOUNTAIN VIEW, Calif., July 9, 2007 – Activant Solutions Inc. has signed a definitive asset purchase agreement with Intuit Inc. (Nasdaq: INTU) to acquire the Intuit Eclipse™ Distribution Management Solutions business.
Under the terms of the agreement, Activant, a leading provider of vertical business management solutions, will pay Intuit approximately $100 million in cash, subject to certain adjustments, to purchase the Intuit Eclipse business. The agreement, signed on July 2, is subject to customary closing conditions and is expected to close in August 2007.
Activant has identified the wholesale distribution industry as a key vertical segment for the company’s growth and expansion. The acquisition of the Intuit Eclipse business will augment its customer base and expand its technology offerings in the wholesale distribution segment.
Intuit Eclipse is a leading provider of business management solutions for wholesale distributors in segments ranging from electrical, plumbing, HVAC and building materials to industrial, janitorial and other durable goods supplies.
“The acquisition of Intuit Eclipse is an important step in Activant’s vision to be a leader in vertical business management software solutions,” said Pervez Qureshi, president and chief executive officer of Activant Solutions. “Intuit Eclipse has built a loyal customer base with a strong product offering that will complement Activant’s technologies, and give customers a broader set of solutions to grow their businesses and better serve their customers.”
Both Activant and Intuit Eclipse have deep knowledge and key partnerships in the wholesale distribution segment. The combined organizations will provide customers with an expanded portfolio offering, continued product innovation and the domain expertise that customers have come to expect.
“We are pleased to have Activant acquire our Intuit Eclipse business,” said David Merenbach, vice president of Intuit-branded software businesses. “The addition of the Eclipse product strengthens Activant’s suite of products targeting the wholesale distribution industry, and at the same time the divestiture allows Intuit to focus on its core businesses.”
About Activant Solutions
Activant Solutions Inc. (“Activant”) is a leading technology provider of vertical business management solutions serving small and medium-sized retail and wholesale distribution businesses. The company serves three primary vertical segments: automotive aftermarket, hardlines and lumber; and wholesale distribution.
Founded in 1972, Activant provides customers with tailored proprietary software, professional services, content, supply chain connectivity, and analytics. More than 30,000 customer locations use an Activant solution to manage their day-to-day operations.
Activant has operations in California, Colorado, Connecticut, Illinois, New Jersey, Pennsylvania, South Carolina, Texas, Utah, Canada, Ireland, and the United Kingdom. For more information, please visit www.activant.com.
About Intuit Eclipse, Distribution Management Solutions
Intuit Eclipse, a division of Intuit Inc., is a leading provider of business management software solutions for wholesale distributors in a number of segments, including plumbing-heating-cooling-piping, electrical, building materials, industrial, janitorial, floor coverings and other durable goods supplies industries. Its flagship product, Intuit Eclipse, is a fully integrated, real-time enterprise resource planning system that offers wholesale distributors superior software that integrates accounting, order processing, inventory control, purchasing, price discounting, customer service and e-commerce. More information can be found at www.eclipse.intuit.com.
About Intuit Inc.
Intuit Inc. is a leading provider of business and financial management solutions for small and mid-sized businesses; financial institutions, including banks and credit unions;

consumers and accounting professionals. Its flagship products and services, including QuickBooks®, Quicken® and TurboTax® software, simplify small business management and payroll processing, personal finance, and tax preparation and filing. ProSeries® and Lacerte® are Intuit’s leading tax preparation software suites for professional accountants. The company’s financial institutions division, anchored by Digital Insight, provides on-demand banking services to help banks and credit unions serve businesses and consumers with innovative solutions.
Founded in 1983, Intuit had annual revenue of $2.3 billion in its fiscal year 2006. The company has more than 8,100 employees with major offices in the United States, Canada, the United Kingdom and other locations. More information can be found at www.intuit.com.
# # #
This announcement relating to Activant may contain statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, such as statements concerning trends, future technology or products, or Activant’s execution. These statements are based on current expectations and are subject to risks and uncertainties which could materially affect the company’s results, including, without limitation, market demand for products and technology, the company’s ability to meet that market demand, the integration of Activant’s technology and products with technology and products supplied by others, the successful integration of acquired companies, including their products, services, customers and employees, and to successfully and effectively recognize, develop and deploy products that address market requirements the integration of Activant’s products into the businesses of its customers, customer acceptance of Activant’s products, and the retention and deployment of skilled Activant employees and service providers. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements. Please refer to our quarterly report filed under Form 10-Q for the quarter ended March 31, 2007 and the Prospectus filed under Amendment No. 1 to Form S-4 on January 12, 2007, both of which have been filed with the Securities Exchange Commission and can be found through the Activant investor relations website at www.activant.com/company/investors for a full discussion of the risks and other factors.
Note: Activant and the stylized Activant logo design are registered trademarks of Activant Solutions Inc. All other trademarks are the property of their respective owners.
This announcement relating to Intuit includes forward-looking statements which are subject to safe harbors created under the U.S. federal securities laws. All statements included in this press release that address activities, events or developments that Intuit believes or anticipates will or may occur in the future are forward-looking statements, including, particularly, statements about the potential benefits of the proposed transaction to Intuit or Activant, including the expected closing of the proposed transaction. All forward-looking statements are based on the opinions and estimates of Intuit’s management at the time the statements are made and are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. These risks and uncertainties include: the risk that the transaction is not consummated or is not consummated within the expected timeframe; the risk that the expected benefits of the proposed acquisition are not realized; the risk that disruption from the transaction may make it more difficult to maintain relationships with customers, employees, partners or suppliers. For information regarding risks related to Intuit, see discussion of risks and other factors in documents filed by Intuit with the Securities and Exchange Commission from time to time, including Intuit’s Form 10-K for the year ended July 31, 2006. You can locate these reports through Intuit’s website at http://www.intuit.com/about_intuit/investors. Forward-looking statements represent the judgment of the management of Intuit as of the date of this announcement, and Intuit disclaims any intent or obligation to update any forward-looking statements.